DELAWARE POOLED TRUST

The Small-Cap Value Equity Portfolio

Supplement to the Trust's Prospectus dated February 25, 2005

On May 19, 2005, the Board of Trustees of Delaware Pooled Trust (the "Trust") unanimously voted to liquidate and dissolve The Small-Cap Value Equity Portfolio of the Trust (the "Portfolio"). As a result of the decision to pursue liquidation and dissolution of the Portfolio, as of the date of this Supplement, new investors are no longer permitted to purchase shares of the Portfolio. On or about the close of business on May 25, 2005, any securities of the Portfolio will be sold in an orderly manner and the proceeds will transfer to any remaining shareholders on a pro rata basis.

Please keep this Supplement for future reference.

This Supplement is dated May 20, 2005.